EXHIBIT 99.1

Lazydays Announces Plan to Delist from Nasdaq

Tampa, FL – November 7, 2025 – Lazydays Holdings, Inc. (“Lazydays,” the “Company,” “we” or “our”) (NasdaqCM: GORV) today announced the Company’s intention to delist its common stock (the “Common Stock”) from The Nasdaq Capital Market (“Nasdaq”). The Company anticipates the delisting will become effective on or about November 28, 2025, after the Company has completed requisite notifications to Nasdaq and the Securities and Exchange Commission (the “SEC”). Upon the effectiveness of the delisting, trading in the Common Stock on Nasdaq will cease.

As previously disclosed, on October 6, 2025, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with certain affiliates of Campers Inn Holding Corporation (the “Purchasers”) pursuant to which Lazydays and its subsidiaries expect to sell substantially all of their assets to the Purchasers (the “Asset Sale”). The stockholders of the Company approved the Asset Sale on October 14, 2025, and the Asset Sale is anticipated to occur in a series of site-by-site closings between November 17, 2025 and November 26, 2025. Following the completion of the Asset Sale, the Company and its subsidiaries will not have remaining operations and expect to wind-up their remaining assets, liabilities and affairs pursuant to a plan of liquidation and dissolution (the “Plan of Liquidation and Dissolution”), which was approved by the stockholders of the Company on October 14, 2025.

In light of the anticipated closing of the Asset Sale and the stockholders’ approval of the Plan of Liquidation and Dissolution, the Company has determined that delisting the Common Stock from Nasdaq is in the best interests of the Company and its residual claimants as the burdens associated with operating as a listed public company outweigh advantages to the Company and its residual claimants at this time. The decision to delist the Common Stock was reached after consideration of a number of matters, including: (i) our substantial operating losses, our limited cash resources, our inability to secure additional capital from investors and our inability to generate sufficient cash to operate as an independent going concern in the foreseeable future; (ii) our substantial secured and unsecured indebtedness and outstanding trade payables and our inability to refinance such indebtedness; (iii) the fact that the Asset Sale is the result of an active, lengthy and thorough evaluation and negotiation of strategic alternatives reasonably available to the Company within the constraints imposed on the Company, and the Company’s determination that no other party provided a transaction on terms more favorable than those of the Asset Sale after considering all factors relevant to our Board of Directors in their business judgment; (iv) the likelihood that the Asset Sale will be completed in the near term and the fact that the Company will have no ongoing operations after the completion of the Asset Sale; (v) our expectation that substantially all of the purchase price in the Asset Sale will be used to repay indebtedness and other obligations of the Company in accordance with our senior loan documents and the Asset Purchase Agreement; (vi) our anticipation that, after the closing of the Asset Sale and the liquidation of the Company’s remaining assets following the Asset Sale, the Company will not have sufficient cash to repay all unsecured creditors of the Company and, accordingly, the Company does not expect to be able to provide any return to the stockholders of the Company, based on their junior priority relative to the priority of the Company’s secured and unsecured creditors; (vii) the Common Stock is highly speculative and poses substantial risks, and Company stockholders are currently expected to experience a complete loss of their investment after the Company winds up its affairs under the Plan of Dissolution and Liquidation; (viii) our expectation that ongoing compliance by the Company with Nasdaq rules after the Asset Sales would not be possible; and (ix) our expectation that the Company will not need to access the capital markets in the future because the Company would be dissolved under the Plan of Dissolution and Liquidation.

To provide our stockholders advance notice and promote an orderly delisting process, the Company intends to file a Form 25 with the SEC on or about November 17, 2025. The delisting is expected to become effective on or about November 28, 2025, at which time trading on Nasdaq will cease. The Company has not arranged for listing and/or registration of the Common Stock on another national securities exchange or for quotation in a quotation medium, and the Company can provide no assurance that trading of the Common Stock will continue on any over-the-counter market or other market.

About Lazydays

Lazydays has been a prominent player in the RV industry since its inception in 1976, earning a stellar reputation for delivering exceptional RV sales, service, and ownership experiences. Lazydays' commitment to excellence has led to enduring relationships with RVers and their families who rely on Lazydays for all of their RV needs.

Lazydays' wide selection of RV brands from top manufacturers, state-of-the-art service facilities, and an extensive range of accessories and parts ensure that Lazydays is the go-to destination for RV enthusiasts seeking everything they need for their journeys on the road. Whether you're a seasoned RVer or just starting your adventure, the dedicated team is here to provide outstanding support and guidance, making your RV lifestyle truly extraordinary.

Lazydays is a publicly listed company on the Nasdaq stock exchange under the ticker “GORV.”

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding Lazydays’ and the Purchasers goals, plans, projections and guidance regarding the parties’ financial and liquidity position, results of operations, market position, pending and potential future transactions and business strategy, and often contain words such as “may,” “will,” “possible,” “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” or “target” and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements regarding the Company’s intention to terminate the listing of its common stock on Nasdaq, the timing thereof and the Company’s intention to file a Form 25 with the SEC.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future results or occurrences, and the actual results or occurrences may differ materially from those made in the forward-looking statements in this press release. The risks and uncertainties that could cause actual results or occurrences to differ materially from forward-looking statements include, without limitation: future economic and financial conditions (both nationally and locally); changes in customer demand; Lazydays’ relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers; risks associated with Lazydays’ indebtedness (including its ability to obtain further waivers or amendments to credit agreements, the actions or inactions of its lenders, available borrowing capacity, its compliance with covenants and its ability to refinance or repay indebtedness on terms acceptable to Lazydays); acts of God or other incidents which may adversely impact Lazydays’ operations and financial performance; government regulations; legislation; the risk that the Asset Sale does not close when expected or at all; the risk that the benefits from the Asset Sale may not be fully realized or may take longer to realize than expected; the possibility that the Asset Sale may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risks and potential adverse reactions of Lazydays’ customers, employees or other business partners; the diversion of Lazydays’ management’s attention and time from ongoing business operations and opportunities due to the Asset Sale; and the risks set forth under the heading “Additional Risk Factors” in the Form 8-K filed by Lazydays with the SEC on September 16, 2025 and other risks and uncertainties set forth throughout under the headers “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and in the notes to Lazydays’ financial statements, in Lazydays’ most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and from time to time in its other filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements.

The forward-looking statements relate only to events as of the date on which the statements are made. Lazydays undertakes to update or revise, and expressly disclaims any obligation to update or revise, any of their forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information, or otherwise, except as required by law.

Contact

investors@lazydays.com